Exhibit 99.3


                                             SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                   Millions of Dollars
                                  -----------------------------------------------------------------------------------
                                                   2004                                       2005
                                  -----------------------------------------   ---------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                  -----------------------------------------   ---------------------------------------
Income (Loss) from Continuing Operations
U.S. E&P                              635     671     701     935    2,942        892    966   1,107   1,325   4,290
International E&P                     622     683     719     736    2,760        895    963   1,181   1,105   4,144
---------------------------------------------------------------------------   ---------------------------------------
Total E&P                           1,257   1,354   1,420   1,671    5,702      1,787  1,929   2,288   2,430   8,434
---------------------------------------------------------------------------   ---------------------------------------

Midstream                              55      42      38     100      235        385     68      88     147     688
---------------------------------------------------------------------------   ---------------------------------------

U.S. R&M                              403     734     505     484    2,126        570    936   1,096     805   3,407
International R&M                      61      84     203     269      617        130    174     294     251     849
---------------------------------------------------------------------------   ---------------------------------------
Total R&M                             464     818     708     753    2,743        700  1,110   1,390   1,056   4,256
---------------------------------------------------------------------------   ---------------------------------------

LUKOIL Investment                       -       -       -      74       74        110    148     267     189     714

Chemicals                              39      46      81      83      249        133     63      13     114     323

Emerging Businesses                   (22)    (29)    (27)    (24)    (102)        (8)    (8)      -      (4)    (20)

Corporate and Other                  (190)   (218)   (209)   (177)    (794)      (184)  (179)   (242)   (150)   (755)

---------------------------------------------------------------------------   ---------------------------------------
Consolidated                        1,603   2,013   2,011   2,480    8,107      2,923  3,131   3,804   3,782  13,640
===========================================================================   =======================================

Cumulative Effect of Accounting Changes
U.S. E&P                                -       -       -       -        -          -      -       -      (2)     (2)
International E&P                       -       -       -       -        -          -      -       -      (2)     (2)
---------------------------------------------------------------------------   ---------------------------------------
Total E&P                               -       -       -       -        -          -      -       -      (4)     (4)
---------------------------------------------------------------------------   ---------------------------------------

Midstream                               -       -       -       -        -          -      -       -       -       -
---------------------------------------------------------------------------   ---------------------------------------

U.S. R&M                                -       -       -       -        -          -      -       -     (78)    (78)
International R&M                       -       -       -       -        -          -      -       -      (5)     (5)
---------------------------------------------------------------------------   ---------------------------------------
Total R&M                               -       -       -       -        -          -      -       -     (83)    (83)
---------------------------------------------------------------------------   ---------------------------------------

LUKOIL Investment                       -       -       -       -        -          -      -       -       -       -

Chemicals                               -       -       -       -        -          -      -       -       -       -

Emerging Businesses                     -       -       -       -        -          -      -       -      (1)     (1)

Corporate and Other                     -       -       -       -        -          -      -       -       -       -

---------------------------------------------------------------------------   ---------------------------------------
Consolidated                            -       -       -       -        -          -      -       -     (88)    (88)
===========================================================================   =======================================

Income (Loss) from Discontinued Operations
Corporate and Other                    13      62      (5)    (48)      22        (11)     7      (4)    (15)    (23)
===========================================================================   =======================================


Net Income (Loss)
U.S. E&P                              635     671     701     935    2,942        892    966   1,107   1,323   4,288
International E&P                     622     683     719     736    2,760        895    963   1,181   1,103   4,142
---------------------------------------------------------------------------   ---------------------------------------
Total E&P                           1,257   1,354   1,420   1,671    5,702      1,787  1,929   2,288   2,426   8,430
---------------------------------------------------------------------------   ---------------------------------------

Midstream                              55      42      38     100      235        385     68      88     147     688
---------------------------------------------------------------------------   ---------------------------------------

U.S. R&M                              403     734     505     484    2,126        570    936   1,096     727   3,329
International R&M                      61      84     203     269      617        130    174     294     246     844
---------------------------------------------------------------------------   ---------------------------------------
Total R&M                             464     818     708     753    2,743        700  1,110   1,390     973   4,173
---------------------------------------------------------------------------   ---------------------------------------

LUKOIL Investment                       -       -       -      74       74        110    148     267     189     714

Chemicals                              39      46      81      83      249        133     63      13     114     323

Emerging Businesses                   (22)    (29)    (27)    (24)    (102)        (8)    (8)      -      (5)    (21)

Corporate and Other                  (177)   (156)   (214)   (225)    (772)      (195)  (172)   (246)   (165)   (778)

---------------------------------------------------------------------------   ---------------------------------------
Consolidated                        1,616   2,075   2,006   2,432    8,129      2,912  3,138   3,800   3,679  13,529
===========================================================================   =======================================



                                       INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                   Millions of Dollars
                                  -----------------------------------------------------------------------------------
                                                   2004                                       2005
                                  -----------------------------------------   ---------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                  -----------------------------------------   ---------------------------------------
Income from Continuing Operations
  Before Income Taxes
U.S. E&P                              987   1,049   1,057   1,433    4,526      1,388  1,504   1,728   2,019   6,639
International E&P                   1,410   1,360   1,654   1,684    6,108      2,020  2,152   2,567   2,550   9,289
---------------------------------------------------------------------------   ---------------------------------------
Total E&P                           2,397   2,409   2,711   3,117   10,634      3,408  3,656   4,295   4,569  15,928
---------------------------------------------------------------------------   ---------------------------------------

Midstream                              86      66      62     158      372        449    107     138     208     902
---------------------------------------------------------------------------   ---------------------------------------

U.S. R&M                              636   1,149     803     772    3,360        901  1,485   1,766   1,379   5,531
International R&M                      79     111     268     356      814        160    203     368     330   1,061
---------------------------------------------------------------------------   ---------------------------------------
Total R&M                             715   1,260   1,071   1,128    4,174      1,061  1,688   2,134   1,709   6,592
---------------------------------------------------------------------------   ---------------------------------------

LUKOIL Investment                       -       -       -      74       74        115    153     275     196     739

Chemicals                              49      56      99     109      313        187     84      (3)    148     416

Emerging Businesses                   (34)    (42)    (44)    (34)    (154)       (13)   (13)     (2)    (10)    (38)

Corporate and Other                  (249)   (279)   (239)   (277)  (1,044)      (267)  (243)   (283)   (199)   (992)

---------------------------------------------------------------------------   ---------------------------------------
Consolidated                        2,964   3,470   3,660   4,275   14,369      4,940  5,432   6,554   6,621  23,547
===========================================================================   =======================================

Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                            35.7%   36.0%   33.7%   34.8%    35.0%      35.7%  35.8%   35.9%   34.4%   35.4%
International E&P                   55.9%   49.8%   56.5%   56.3%    54.8%      55.7%  55.3%   54.0%   56.7%   55.4%
---------------------------------------------------------------------------   ---------------------------------------
Total E&P                           47.6%   43.8%   47.6%   46.4%    46.4%      47.6%  47.2%   46.7%   46.8%   47.0%
---------------------------------------------------------------------------   ---------------------------------------

Midstream                           36.0%   36.4%   38.7%   36.7%    36.8%      14.3%  36.4%   36.2%   29.3%   23.7%
---------------------------------------------------------------------------   ---------------------------------------

U.S. R&M                            36.6%   36.1%   37.1%   37.3%    36.7%      36.7%  37.0%   37.9%   41.6%   38.4%
International R&M                   22.8%   24.3%   24.3%   24.4%    24.2%      18.8%  14.3%   20.1%   23.9%   20.0%
---------------------------------------------------------------------------   ---------------------------------------
Total R&M                           35.1%   35.1%   33.9%   33.2%    34.3%      34.0%  34.2%   34.9%   38.2%   35.4%
---------------------------------------------------------------------------   ---------------------------------------

LUKOIL Investment                     n/a     n/a     n/a    0.0%     0.0%       4.3%   3.3%    2.9%    3.6%    3.4%

Chemicals                           20.4%   17.9%   18.2%   23.9%    20.4%      28.9%  25.0%      --   23.0%   22.4%

Emerging Businesses                 35.3%   31.0%   38.6%   29.4%    33.8%      38.5%  38.5%      --   60.0%   47.4%

Corporate and Other                 23.7%   21.9%   12.6%   36.1%    23.9%      31.1%  26.3%   14.5%   24.6%   23.9%

---------------------------------------------------------------------------   ---------------------------------------
Consolidated                        45.9%   42.0%   45.1%   42.0%    43.6%      40.8%  42.4%   42.0%   42.9%   42.1%
===========================================================================   =======================================



                              CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                   Millions of Dollars
                                  -----------------------------------------------------------------------------------
                                                   2004                                       2005
                                  -----------------------------------------   ---------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                  -----------------------------------------   ---------------------------------------
U.S. E&P
Gain (loss) on asset sales              -       -       -       -        -         90      -       -       -      90
Property impairments                   (3)      -       -      (9)     (12)         -      -       -       -       -
Tax credit utilization                  -       -      22      28       50          -      -       -       -       -
Insurance premium adjustments           -       -       -     (17)     (17)         -     (5)     (4)     (8)    (17)
Pending claims and settlements          -       -       -       -        -          -     15       -     (23)     (8)
---------------------------------------------------------------------------   ---------------------------------------
  Total                                (3)      -      22       2       21         90     10      (4)    (31)     65
---------------------------------------------------------------------------   ---------------------------------------

International E&P
Gain (loss) on asset sales             56     (13)      -       -       43          -     15       -       -      15
Property impairments                    -       -      (1)    (29)     (30)         -      -       -       -       -
Insurance premium adjustments           -       -       -     (17)     (17)         -    (10)    (12)    (19)    (41)
Canada tax law change                   -      31       -      41       72          -      -       -      38      38
Pending claims and settlements          -       -       -       -        -          -      -       -       -       -
---------------------------------------------------------------------------   ---------------------------------------
  Total                                56      18      (1)     (5)      68          -      5     (12)     19      12
---------------------------------------------------------------------------   ---------------------------------------

Total E&P                              53      18      21      (3)      89         90     15     (16)    (12)     77
---------------------------------------------------------------------------   ---------------------------------------

Midstream
Property impairments                  (12)    (10)      -       -      (22)        (6)    (7)      -       -     (13)
DEFS' sale of TEPPCO general
   partnership                          -       -       -       -        -        306      -       -       -     306
---------------------------------------------------------------------------   ---------------------------------------
  Total                               (12)    (10)      -       -      (22)       300     (7)      -       -     293
---------------------------------------------------------------------------   ---------------------------------------

U.S. R&M
Gain (loss) on asset sales              -       -       -       -        -         31      -       -       -      31
Property impairments                   (5)      -      (6)    (28)     (39)         -      -       -       -       -
Insurance premium adjustments           -       -       -      (6)      (6)         -     (7)     (9)    (14)    (30)
Discontinuation of a marketing
   incentive program                    -       -       -       -        -          -      -     (16)      -     (16)
Hurricanes impact on maintenance &
   repairs                              -       -       -       -        -          -      -       -     (57)    (57)
Pending claims and settlements          -       -     (34)      -      (34)         -      -       -       -       -
---------------------------------------------------------------------------   ---------------------------------------
  Total                                (5)      -     (40)    (34)     (79)        31     (7)    (25)    (71)    (72)
---------------------------------------------------------------------------   ---------------------------------------

International R&M
Gain (loss) on asset sales              -       -       -       -        -          -     25       -       -      25
Property impairments                    -       -       -       -        -          -      -       -       -       -
Other                                   -       -       -       -        -          -      -       -       -       -
---------------------------------------------------------------------------   ---------------------------------------
  Total                                 -       -       -       -        -          -     25       -       -      25
---------------------------------------------------------------------------   ---------------------------------------

Total R&M                              (5)      -     (40)    (34)     (79)        31     18     (25)    (71)    (47)
---------------------------------------------------------------------------   ---------------------------------------

LUKOIL Investment
                                        -       -       -       -        -          -      -       -       -       -
---------------------------------------------------------------------------   ---------------------------------------
  Total                                 -       -       -       -        -          -      -       -       -       -
---------------------------------------------------------------------------   ---------------------------------------

Chemicals
                                        -       -       -       -        -          -      -       -       -       -
---------------------------------------------------------------------------   ---------------------------------------
  Total                                 -       -       -       -        -          -      -       -       -       -
---------------------------------------------------------------------------   ---------------------------------------

Emerging Businesses
                                        -       -       -       -        -          -      -       -       -       -
---------------------------------------------------------------------------   ---------------------------------------
  Total                                 -       -       -       -        -          -      -       -       -       -
---------------------------------------------------------------------------   ---------------------------------------

Corporate and Other
Property impairments                    -       -       -       -        -          -      -       -       -       -
Merger-related expenses               (14)      -       -       -      (14)         -      -       -       -       -
Premium on early debt retirement        -       -     (43)      -      (43)        (8)     -     (42)    (42)    (92)
Other                                   -       -       -       -        -          -      -       -       -       -
---------------------------------------------------------------------------   ---------------------------------------
  Total                               (14)      -     (43)      -      (57)        (8)     -     (42)    (42)    (92)
---------------------------------------------------------------------------   ---------------------------------------

Total Company                          22       8     (62)    (37)     (69)       413     26     (83)   (125)    231
===========================================================================   =======================================



                                                                        CASH FLOW INFORMATION

                                                                              Millions of Dollars
                                               -----------------------------------------------------------------------------------
                                                               2004                                      2005
                                               ----------------------------------------  -----------------------------------------
                                                1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD
                                               ----------------------------------------  -----------------------------------------
Cash Flows from Operating Activities
  Income from continuing operations              1,603   2,013   2,011   2,480   8,107     2,923   3,131   3,804   3,782   13,640
  DD&A and property impairments                    949     932     950   1,131   3,962     1,063     994   1,049   1,189    4,295
  Dry hole costs and leasehold impairments          87     105     150      75     417       109      47      55     138      349
  Accretion on discounted liabilities               36      41      49      45     171        48      41      46      58      193
  Deferred income taxes                            360     310     328      27   1,025       123     369     261     348    1,101
  Undistributed equity earnings                   (181)    (97)   (263)   (236)   (777)     (805)   (414)   (463)    (92)  (1,774)
  Net (gain) loss on asset dispositions            (82)     (6)      6     (34)   (116)     (177)    (65)    (22)    (14)    (278)
  Other                                             70      65     (30)   (295)   (190)      (78)   (113)    192    (140)    (139)
  Net working capital changes                     (777) (1,101)  1,267      10    (601)      888  (1,224)  1,177    (595)     246
  Discontinued operations                            8      14     (55)     (6)    (39)       (5)      2      (3)      1       (5)
---------------------------------------------------------------------------------------  -----------------------------------------
Net Cash Provided by
  Operating
   Activities                                    2,073   2,276   4,413   3,197  11,959     4,089   2,768   6,096   4,675   17,628
---------------------------------------------------------------------------------------  -----------------------------------------

Cash Flows from Investing Activities
  Capital expenditures and investments:
    E&P                                         (1,210) (1,239) (1,248) (1,552) (5,249)   (1,206) (2,337) (1,475) (1,666)  (6,684)
    Midstream                                       (3)     (2)     (1)     (1)     (7)       (1)      -    (838)      -     (839)
    R&M                                           (215)   (278)   (277)   (574) (1,344)     (275)   (360)   (440)   (663)  (1,738)
    LUKOIL Investment                                -       -       -  (2,649) (2,649)     (324)   (384)   (815)   (637)  (2,160)
    Chemicals                                        -       -       -       -       -         -       -       -       -        -
    Emerging Businesses                            (28)    (27)    (19)     (1)    (75)        4      (7)     (2)      -       (5)
    Corporate and Other                            (25)    (38)    (49)    (60)   (172)      (20)    (37)    (56)    (81)    (194)
---------------------------------------------------------------------------------------  -----------------------------------------
      Total capital expend. & investments       (1,481) (1,584) (1,594) (4,837) (9,496)   (1,822) (3,125) (3,626) (3,047) (11,620)
  Acquisitions - adoption & application of
   FIN 46                                            -       -      11       -      11         -       -       -       -        -
  Proceeds from asset dispositions                 449     905      73     164   1,591        87     221     300     160      768
  Long-term advances to/collections from
    affiliates and other investments               (44)      9      30     112     107        25       4     (58)   (135)    (164)
  Discontinued operations                           (1)     (1)      -       1      (1)        -       -       -       -        -
---------------------------------------------------------------------------------------  -----------------------------------------
Net Cash Used for Investing Activities          (1,077)   (671) (1,480) (4,560) (7,788)   (1,710) (2,900) (3,384) (3,022) (11,016)
---------------------------------------------------------------------------------------  -----------------------------------------

Cash Flows from Financing Activities
  Net issuance (repayment) of debt                (722) (1,361)   (221)   (471) (2,775)     (986)    (13)   (513) (1,038)  (2,550)
  Issuance of stock                                112      95      62     161     430       155     108     114      25      402
  Repurchase of stock                                -       -       -       -       -      (194)   (382)   (589)   (759)  (1,924)
  Dividends                                       (294)   (296)   (296)   (346) (1,232)     (348)   (432)   (430)   (429)  (1,639)
  Other                                             89      94     (66)     61     178        64      33     (10)    (60)      27
---------------------------------------------------------------------------------------  -----------------------------------------
Net Cash Provided by (Used for)
  Financing
   Activities                                     (815) (1,468)   (521)   (595) (3,399)   (1,309)   (686) (1,428) (2,261)  (5,684)
---------------------------------------------------------------------------------------  -----------------------------------------

Effect of Exchange Rate Changes                    (12)      8      47      82     125       (36)    (62)    (22)     19     (101)
---------------------------------------------------------------------------------------  -----------------------------------------

Net Change in Cash
  and Cash Equivalents                             169     145   2,459  (1,876)    897     1,034    (880)  1,262    (589)     827
Cash and cash equivalents
  at beginning of period                           490     659     804   3,263     490     1,387   2,421   1,541   2,803    1,387
---------------------------------------------------------------------------------------  -----------------------------------------
Cash and Cash Equivalents
  at End of Period                                 659     804   3,263   1,387   1,387     2,421   1,541   2,803   2,214    2,214
=======================================================================================  =========================================



                                                                  TOTAL E&P

                                                   2004                                       2005
                                  -----------------------------------------   ---------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                  -----------------------------------------   ---------------------------------------
E&P Net Income ($ Millions)         1,257   1,354   1,420   1,671    5,702      1,787  1,929   2,288   2,426   8,430
===========================================================================   =======================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)    1,611   1,563   1,484   1,596    1,563      1,600  1,537   1,521   1,590   1,562
---------------------------------------------------------------------------   ---------------------------------------
E&P segment plus LUKOIL Investment
  segment:                          1,611   1,563   1,484   1,755    1,603      1,801  1,760   1,787   1,883   1,808
---------------------------------------------------------------------------   ---------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated                        828     809     733     821      797        822    780     766     777     786
  Equity affiliates                   113     104     111     103      108        120    123     124     116     121
---------------------------------------------------------------------------   ---------------------------------------
    Total                             941     913     844     924      905        942    903     890     893     907
===========================================================================   =======================================
Sales of crude oil produced (MB/D)    927     888     875     903      898        940    932     883     916     918
---------------------------------------------------------------------------   ---------------------------------------

Natural Gas Liquids (MB/D)             76      79      87      92       84         94     80      92      99      91
---------------------------------------------------------------------------------------------------------------------

Natural Gas (MMCF/D)
  Consolidated                      3,415   3,299   3,179   3,356    3,312      3,295  3,191   3,099   3,468   3,263
  Equity affiliates                     9       4       4       4        5          5      7      10       3       7
---------------------------------------------------------------------------   ---------------------------------------
    Total                           3,424   3,303   3,183   3,360    3,317      3,300  3,198   3,109   3,471   3,270
===========================================================================   =======================================

Canadian Syncrude (MB/D)               23      20      22      20       21         14     21      21      20      19
---------------------------------------------------------------------------   ---------------------------------------

Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                          35.23   38.31   43.86   48.29    41.42      49.70  53.03   63.05   59.99   56.44
  Brent dated                       31.95   35.36   41.54   44.00    38.21      47.50  51.59   61.54   56.90   54.38
Natural Gas ($/mmbtu)
  Henry Hub -- First of Month        5.69    6.00    5.75    7.07     6.13       6.27   6.74    8.53   13.00    8.64
---------------------------------------------------------------------------   ---------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                      32.08   35.32   40.41   42.79    37.65      44.89  48.88   58.49   55.06   51.74
  Equity affiliates                 19.27   25.48   26.19   26.55    24.18      30.38  36.11   45.25   38.90   37.79
  Total                             30.44   34.17   38.78   40.96    36.06      43.15  46.93   56.64   53.05   49.87
---------------------------------------------------------------------------   ---------------------------------------

Natural Gas Liquids ($/bbl)         25.43   26.71   30.73   35.37    30.02      33.44  35.10   41.54   42.75   38.32
---------------------------------------------------------------------------   ---------------------------------------

Natural Gas ($/mcf)
  Consolidated                       4.41    4.43    4.48    5.13     4.62       5.24   5.53    6.40    7.96    6.32
  Equity affiliates                  3.91    0.31    0.31    0.25     2.19       0.25   0.32    0.20    0.28    0.26
  Total                              4.41    4.43    4.48    5.13     4.61       5.24   5.52    6.38    7.94    6.30
---------------------------------------------------------------------------   ---------------------------------------

Exploration Charges ($ Millions)
  Dry Holes                            67      42      82      51      242         88     30      32      83     233
  Lease Impairments                    20      63      68      24      175         20     18      23      55     116
---------------------------------------------------------------------------   ---------------------------------------
    Total Non-Cash Charges             87     105     150      75      417        108     48      55     138     349
  Other (G&G and Lease Rentals)        56      58      55     117      286         63     73      85      91     312
---------------------------------------------------------------------------   ---------------------------------------
Total Exploration Charges             143     163     205     192      703        171    121     140     229     661
===========================================================================   =======================================

Depreciation, Depletion and
  Amortization (DD&A) ($ Millions)    704     720     711     783    2,918        819    755     823     915   3,312
---------------------------------------------------------------------------   ---------------------------------------



                                                                  U.S. E&P

                                                   2004                                       2005
                                  -----------------------------------------   ---------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                  -----------------------------------------   ---------------------------------------
U.S. E&P Net Income ($ Millions)      635     671     701     935    2,942        892    966   1,107   1,323   4,288
===========================================================================   =======================================

 Alaska ($ Millions)                  403     397     451     581    1,832        532    572     730     718   2,552
---------------------------------------------------------------------------   ---------------------------------------
 Lower 48 ($ Millions)                232     274     250     354    1,110        360    394     377     605   1,736
---------------------------------------------------------------------------   ---------------------------------------

Production
Total U.S. (MBOE/D)                   659     637     579     642      629        648    631     617     636     633
---------------------------------------------------------------------------   ---------------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                              320     307     253     313      298        309    297     281     291     294
  Lower 48                             53      52      50      50       51         62     63      56      54      59
---------------------------------------------------------------------------   ---------------------------------------
    Total                             373     359     303     363      349        371    360     337     345     353
===========================================================================   =======================================
Sales of crude oil produced (MB/D)    373     354     312     356      349        386    352     352     337     357
---------------------------------------------------------------------------   ---------------------------------------

Natural Gas Liquids (MB/D)*
  Alaska                               26      23      19      24       23         24     16      18      21      20
  Lower 48                             24      26      26      26       26         27     31      30      31      30
---------------------------------------------------------------------------   ---------------------------------------
    Total                              50      49      45      50       49         51     47      48      52      50
===========================================================================   =======================================
 *Includes reinjection volumes sold
    lease-to-lease:                    16      15      10      13       13         13      1       8      13       9
---------------------------------------------------------------------------   ---------------------------------------

Natural Gas (MMCF/D)
  Alaska                              185     147     164     163      165        185    148     173     172     169
  Lower 48                          1,233   1,226   1,220   1,214    1,223      1,169  1,195   1,218   1,264   1,212
---------------------------------------------------------------------------   ---------------------------------------
    Total                           1,418   1,373   1,384   1,377    1,388      1,354  1,343   1,391   1,436   1,381
===========================================================================   =======================================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                     28.00   31.69   35.66   39.53    33.61      38.93  43.92   53.30   52.34   46.95
---------------------------------------------------------------------------   ---------------------------------------
    West Coast                      32.93   36.53   40.48   44.37    38.47      44.15  49.22   58.70   57.61   52.24
---------------------------------------------------------------------------   ---------------------------------------
  Lower 48                          31.86   34.39   39.56   42.30    36.95      41.29  43.58   50.00   46.62   45.24
---------------------------------------------------------------------------   ---------------------------------------
  Total U.S.                        32.78   36.22   40.33   44.08    38.25      43.69  48.21   57.31   55.86   51.09
---------------------------------------------------------------------------   ---------------------------------------

Natural Gas Liquids ($/bbl)
  Alaska                            32.93   36.38   40.52   43.78    38.64      44.33  49.20   57.11   57.58   51.30
---------------------------------------------------------------------------   ---------------------------------------
  Lower 48                          24.19   25.82   29.40   32.80    28.14      30.96  31.22   39.92   42.89   36.43
---------------------------------------------------------------------------   ---------------------------------------
  Total U.S.                        26.80   28.38   32.22   36.21    31.05      34.68  37.26   43.95   45.94   40.40
---------------------------------------------------------------------------   ---------------------------------------

Natural Gas ($/mcf)
  Alaska                             2.54    2.31    2.22    2.23     2.35       2.96   2.49    2.57    3.01    2.75
---------------------------------------------------------------------------   ---------------------------------------
  Lower 48                           5.00    5.49    5.29    6.04     5.46       5.66   6.20    7.67    9.37    7.28
---------------------------------------------------------------------------   ---------------------------------------
  Total U.S.                         4.88    5.35    5.19    5.92     5.33       5.57   6.07    7.48    9.17    7.12
---------------------------------------------------------------------------   ---------------------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                     118      82     115     107      105        132     96     123     118     117
---------------------------------------------------------------------------   ---------------------------------------
  Sales price per MCF                4.51    4.80    5.06    5.25     4.90       5.27   5.24    5.90    6.36    5.71
---------------------------------------------------------------------------   ---------------------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                            32      32      (5)      -       59         74      8      (2)      3      83
  Lease Impairments                    11      11      10      10       42         10      9       9      10      38
---------------------------------------------------------------------------   ---------------------------------------
    Total Non-Cash Charges             43      43       5      10      101         84     17       7      13     121
  Other (G&G and Lease Rentals)        15      19      15      37       86         12     17      19       7      55
---------------------------------------------------------------------------   ---------------------------------------
Total U.S. Exploration Charges         58      62      20      47      187         96     34      26      20     176
===========================================================================   =======================================
Alaska Only                            17      43       7      14       81         85     13      11       1     110
---------------------------------------------------------------------------   ---------------------------------------

DD&A ($ Millions)
    Alaska                            119     125     122     144      510        133    134     126     142     535
    Lower 48                          146     145     157     150      598        219    172     243     231     865
---------------------------------------------------------------------------   ---------------------------------------
      Total U.S.                      265     270     279     294    1,108        352    306     369     373   1,400
===========================================================================   =======================================



                                                                   INTERNATIONAL E&P

                                                   2004                                       2005
                                  -----------------------------------------   ---------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr      YTD    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                  -----------------------------------------   ---------------------------------------
International E&P
  Net Income ($ Millions)             622     683     719     736    2,760        895    963   1,181   1,103   4,142
===========================================================================   =======================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)      952     926     905     954      934        952    906     904     954     929
---------------------------------------------------------------------------   ---------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                            215     212     189     211      207        207    195     198     188     197
    United Kingdom                     67      64      59      66       64         61     60      56      62      60
    Canada                             27      25      24      24       25         23     23      22      22      23
    China                              32      28      25      17       25         22     25      22      23      23
    Indonesia                          15      14      14      18       15         21     16      10      13      15
    Vietnam                            31      31      35      33       33         27     26      30      37      29
    Timor Sea                           5      15      29      34       21         36     21      38      36      33
    Other                              63      61      55      55       58         54     54      53      51      53
  Equity affiliates                   113     104     111     103      108        120    123     124     116     121
---------------------------------------------------------------------------   ---------------------------------------
  Total                               568     554     541     561      556        571    543     553     548     554
===========================================================================   =======================================
Sales of crude oil produced (MB/D)    554     534     563     547      549        554    580     531     579     561
---------------------------------------------------------------------------   ---------------------------------------

Natural Gas Liquids (MB/D)
  Norway                                9       8       8       9        8         10      9      10      11       9
  Canada                               10      10      10      11       10         10     10      10      10      10
  Timor Sea                             -       4      14      16        9         17      9      20      19      16
  Other                                 7       8      10       6        8          6      5       4       7       6
---------------------------------------------------------------------------   ---------------------------------------
  Total                                26      30      42      42       35         43     33      44      47      41
===========================================================================   =======================================

Natural Gas (MMCF/D)
  Consolidated
    Norway                            319     303     274     306      301        298    268     259     264     272
    United Kingdom                    879     821     720     852      818        824    741     588     851     751
    Canada                            428     437     425     442      433        417    422     429     430     425
    Timor Sea                          40      32      35      35       35         35     35      35      33      34
    Indonesia                         248     237     248     266      250        273    287     303     330     298
    Vietnam                            17      15      15      19       16         18     14      20      19      18
    Other                              66      81      78      59       71         76     81      74     105      84
  Equity affiliates                     9       4       4       4        5          5      7      10       3       7
---------------------------------------------------------------------------   ---------------------------------------
    Total                           2,006   1,930   1,799   1,983    1,929      1,946  1,855   1,718   2,035   1,889
===========================================================================   =======================================

Canadian Syncrude (MB/D)               23      20      22      20       21         14     21      21      20      19
---------------------------------------------------------------------------   ---------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                          32.13   34.72   40.70   41.82    37.55      45.52  50.21   60.42   56.36   53.18
    United Kingdom                  31.27   34.19   39.57   44.79    37.00      49.47  48.02   60.83   54.87   53.13
    Canada                          28.95   30.58   36.16   36.44    32.92      36.96  41.09   54.74   46.44   44.70
    China                           29.91   33.02   37.99   32.87    33.31      41.51  46.95   51.89   49.86   47.85
    Indonesia                       32.21   36.20   42.71   45.43    39.21      46.51  47.57   61.77   47.00   49.45
    Vietnam                         31.76   36.42   41.36   42.94    38.31      47.77  53.32   58.52   52.77   53.23
    Timor Sea                       35.49   37.32   46.65   45.95    43.91      47.99  50.90   59.03   52.90   52.95
    Other                           30.89   34.87   39.54   39.28    36.05      44.56  50.11   60.99   57.03   52.93
  Equity affiliates                 19.27   25.48   26.19   26.55    24.18      30.38  36.11   45.25   38.90   37.79
  Total                             28.86   32.81   37.92   38.93    34.67      42.77  46.16   56.19   51.41   49.09
---------------------------------------------------------------------------   ---------------------------------------

Natural Gas Liquids ($/bbl)
  Norway                            24.34   24.22   27.79   37.64    28.92      30.63  28.20   37.29   33.81   32.45
  Canada                            26.38   28.58   31.15   36.61    30.77      37.37  37.66   44.22   49.63   42.20
  Timor Sea                             -   29.13   33.96   37.11    34.94      34.40  35.99   40.45   47.29   40.11
  Other                             18.43   18.03   22.76   19.64    19.99      21.34  22.30   26.63   20.30   22.17
  Total                             23.53   24.69   29.53   34.59    28.96      32.35  32.03   39.29   40.04   36.25
---------------------------------------------------------------------------   ---------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                           4.37    3.99    4.12    4.45     4.24       5.03   5.30    5.13    6.40    5.46
    United Kingdom                   4.04    3.47    3.79    4.76     4.03       5.54   5.01    4.92    7.64    5.89
    Canada                           4.88    5.01    4.64    5.43     5.00       5.33   6.14    7.54    9.86    7.25
    Timor Sea                        0.43    0.45    0.46    0.49     0.46       0.52   0.52    0.56    0.61    0.55
    Indonesia                        4.38    4.28    5.02    4.74     4.61       5.08   5.96    6.73    6.23    6.03
    Vietnam                          1.10    0.99    1.01    1.05     1.04       1.04   1.04    1.05    1.07    1.05
    Other                            0.66    0.59    0.62    0.97     0.69       0.70   0.59    0.66    0.72    0.67
  Equity affiliates                  3.91    0.31    0.31    0.25     2.19       0.25   0.32    0.20    0.28    0.26
  Total                              4.11    3.81    3.98    4.63     4.14       5.03   5.15    5.57    7.16    5.76
---------------------------------------------------------------------------   ---------------------------------------

International Exploration Charges ($ Millions)
  Dry Holes                            35      10      87      51      183         14     22      34      80     150
  Lease Impairments                     9      52      58      14      133         10      9      14      45      78
---------------------------------------------------------------------------   ---------------------------------------
    Total Non-Cash Charges             44      62     145      65      316         24     31      48     125     228
  Other (G&G and Lease Rentals)        41      39      40      80      200         51     56      66      84     257
---------------------------------------------------------------------------   ---------------------------------------
Total International Exploration
  Charges                              85     101     185     145      516         75     87     114     209     485
===========================================================================   =======================================

DD&A ($ Millions)                     439     450     432     489    1,810        467    449     454     542   1,912
---------------------------------------------------------------------------   ---------------------------------------



                                                                                    R&M

                                                                2004                                      2005
                                             ----------------------------------------  ----------------------------------------
                                              1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                             ----------------------------------------  ----------------------------------------
R&M Net Income ($ Millions)                      464     818     708     753   2,743       700   1,110   1,390     973   4,173
=====================================================================================  ========================================

 United States ($ Millions)                      403     734     505     484   2,126       570     936   1,096     727   3,329
-------------------------------------------------------------------------------------  ----------------------------------------
 International ($ Millions)                       61      84     203     269     617       130     174     294     246     844
-------------------------------------------------------------------------------------  ----------------------------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl)            6.87    9.14    7.00    5.73    7.19      6.40    8.80   14.81    9.32    9.83
U.S. Gulf Coast Crack Spread ($/bbl)            6.36    9.17    6.33    4.09    6.49      6.37    9.63   17.42   10.27   10.92
U.S. Group Central Crack Spread ($/bbl)         6.91   11.65    8.09    5.52    8.04      7.92   11.51   17.06   11.93   12.10
U.S. West Coast Crack Spread ($/bbl)           16.10   24.13   17.92   17.25   18.85     19.61   22.20   26.61   16.29   21.18
U.S. Weighted 3:2:1 Crack Spread ($/bbl)        8.39   12.60    9.10    7.24    9.33      9.24   12.35   18.51   11.69   12.95
NW Europe Crack Spread ($/bbl)                  7.78   10.43   11.76   15.24   11.30     11.14   15.09   16.53   13.68   14.11
Singapore 3:2:1 Crack Spread ($/bbl)           10.33    9.48   13.11   17.22   12.54     13.23   13.95   16.70   12.43   14.08
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)       0.69    1.83    1.50    1.97    1.50      0.16    2.20    0.42    3.98    1.69
-------------------------------------------------------------------------------------  ----------------------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                                          7.12    9.88    8.84    8.38    8.56     10.11   11.23   14.61   12.71   12.17
  International*                                4.51    6.57    8.36   10.03    7.56      8.26    8.79   10.44    8.73    9.07
-------------------------------------------------------------------------------------  ----------------------------------------
Marketing Margin ($/bbl)
  U.S.                                          1.08    1.49    1.15    1.85    1.39      0.46    2.01    0.18    2.52    1.28
  International                                 6.50    8.20    7.69    8.13    7.66      5.61    8.56    6.80    8.62    7.43
-------------------------------------------------------------------------------------  ----------------------------------------
 * 2004 and first-quarter 2005 amounts restated to include equity affiliates.

DD&A ($ Millions)                                186     172     202     212     772       194     197     197     230     818
-------------------------------------------------------------------------------------  ----------------------------------------

Turnaround Expense ($ Millions)                   59      78      57      73     267       108     106      53      86     353
-------------------------------------------------------------------------------------  ----------------------------------------

Eastern U.S.
Crude Oil Charge Input (MB/D)                    413     375     368     346     375       403     414     409     416     410
Total Charge Input (MB/D)                        440     421     415     407     421       449     454     456     446     451
Crude Oil Capacity Utilization (%)                96%     87%     87%     82%     88%       95%     98%     97%     98%     97%
Clean Product Yield (%)                           87%     84%     87%     90%     87%       92%     88%     89%     91%     90%
-------------------------------------------------------------------------------------  ----------------------------------------

U.S. Gulf Coast
Crude Oil Charge Input (MB/D)                    699     709     617     689     678       659     715     596     397     591
Total Charge Input (MB/D)                        774     789     717     779     765       733     835     674     467     676
Crude Oil Capacity Utilization (%)                97%     99%     88%     98%     96%       92%    100%     83%     55%     83%
Clean Product Yield (%)                           79%     75%     78%     82%     78%       73%     79%     80%     80%     78%
-------------------------------------------------------------------------------------  ----------------------------------------

Central U.S.
Crude Oil Charge Input (MB/D)                    601     638     634     583     614       538     594     620     619     594
Total Charge Input (MB/D)                        636     673     669     614     648       577     625     653     666     630
Crude Oil Capacity Utilization (%)                96%    102%     99%     91%     97%       84%     93%     97%     97%     93%
Clean Product Yield (%)                           83%     83%     85%     84%     84%       86%     84%     85%     85%     85%
-------------------------------------------------------------------------------------  ----------------------------------------

Western U.S.
Crude Oil Charge Input (MB/D)                    392     397     392     387     392       357     410     415     421     401
Total Charge Input (MB/D)                        409     419     409     409     412       382     431     439     445     425
Crude Oil Capacity Utilization (%)               100%    101%     99%     98%     99%       90%    101%    102%    104%    100%
Clean Product Yield (%)                           81%     81%     82%     83%     82%       80%     82%     79%     79%     80%
-------------------------------------------------------------------------------------  ----------------------------------------

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)                  2,105   2,119   2,011   2,005   2,059     1,957   2,133   2,040   1,853   1,996
Total Charge Input (MB/D)                      2,259   2,302   2,210   2,209   2,246     2,141   2,345   2,222   2,024   2,182
Crude Oil Capacity Utilization (%)                97%     98%     93%     93%     95%       90%     98%     93%     85%     92%
Clean Product Yield (%)                           82%     80%     82%     84%     82%       82%     83%     83%     84%     83%
-------------------------------------------------------------------------------------  ----------------------------------------

Refined Products Production (MB/D)
Gasoline                                       1,059   1,043   1,060   1,072   1,059       968   1,071   1,030     949   1,004
Distillates                                      604     591     574     619     597       599     655     640     583     619
Aviation Fuel                                    167     177     164     158     167       166     174     153     135     157
Other                                            415     489     400     383     422       414     449     400     370     406
-------------------------------------------------------------------------------------  ----------------------------------------
  Total                                        2,245   2,300   2,198   2,232   2,245     2,147   2,349   2,223   2,037   2,186
=====================================================================================  ========================================

Petroleum Products Sales (MB/D)
Gasoline                                       1,315   1,328   1,366   1,415   1,356     1,302   1,426   1,397   1,368   1,374
Distillates                                      570     538     544     562     553       642     680     725     653     675
Aviation Fuel                                    178     191     200     195     191       198     214     203     189     201
Other                                            517     573     553     613     564       461     566     526     521     519
-------------------------------------------------------------------------------------  ----------------------------------------
  Total                                        2,580   2,630   2,663   2,785   2,664     2,603   2,886   2,851   2,731   2,769
=====================================================================================  ========================================



                                                                              R&M (continued)

                                                             2004                                      2005
                                             ----------------------------------------  ----------------------------------------
                                              1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                             ----------------------------------------  ----------------------------------------
International - Consolidated - United Kingdom and Ireland
Crude Oil Charge Input (MB/D)                    289     197     291     298     269       294     259     289     291     283
Total Charge Input (MB/D)                        299     216     300     308     280       307     266     305     310     297
Crude Oil Capacity Utilization (%)                94%     64%    100%    102%     90%      101%     89%     99%    100%     97%
Clean Product Yield (%)                           84%     81%     83%     81%     82%       79%     76%     82%     82%     80%
-------------------------------------------------------------------------------------  ----------------------------------------

International - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)                    120     112     134     140     127       134     143     142     144     141
Total Charge Input (MB/D)                        121     113     138     145     130       137     147     145     145     144
Crude Oil Capacity Utilization (%)                87%     81%     99%    103%     92%       98%    105%    105%    106%    103%
Clean Product Yield (%)                           82%     83%     81%     81%     82%       83%     82%     80%     83%     82%
-------------------------------------------------------------------------------------  ----------------------------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)                    409     309     425     438     396       428     402     431     435     424
Total Charge Input (MB/D)                        420     329     438     453     410       444     413     450     455     441
Crude Oil Capacity Utilization (%)                92%     69%     99%    102%     91%      100%     94%    101%    102%     99%
Clean Product Yield (%)                           84%     82%     82%     81%     82%       80%     78%     81%     82%     80%
-------------------------------------------------------------------------------------  ----------------------------------------

Refined Products Production (MB/D)
Gasoline                                         124     109     138     144     129       141     115     143     152     138
Distillates                                      181     136     190     190     174       186     178     191     191     186
Aviation Fuel                                     24      16      22      25      22        21      21      24      24      22
Other                                             81      57      89      94      80        95      96      90      91      93
-------------------------------------------------------------------------------------  ----------------------------------------
  Total                                          410     318     439     453     405       443     410     448     458     439
=====================================================================================  ========================================

Petroleum Products Sales (MB/D)
Gasoline                                         185     180     173     180     180       185     176     178     175     178
Distillates                                      228     184     207     222     210       221     212     216     224     218
Aviation Fuel                                      6       9      10       8       8         7      10      12       8       9
Other                                             82      67      82      83      79        82      79      64      83      77
-------------------------------------------------------------------------------------  ----------------------------------------
  Total                                          501     440     472     493     477       495     477     470     490     482
=====================================================================================  ========================================


Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)                  2,514   2,428   2,436   2,443   2,455     2,385   2,535   2,471   2,288   2,420
Total Charge Input (MB/D)                      2,679   2,631   2,648   2,662   2,656     2,585   2,758   2,672   2,479   2,623
Crude Oil Capacity Utilization (%)                96%     93%     94%     94%     94%       92%     97%     95%     88%     93%
Clean Product Yield (%)                           82%     80%     82%     84%     82%       82%     82%     83%     84%     82%
-------------------------------------------------------------------------------------  ----------------------------------------

Refined Products Production (MB/D)
Gasoline                                       1,183   1,152   1,198   1,216   1,188     1,109   1,186   1,173   1,101   1,142
Distillates                                      785     727     764     809     771       785     833     831     774     805
Aviation Fuel                                    191     193     186     183     189       187     195     177     159     179
Other                                            496     546     489     477     502       509     545     490     461     499
-------------------------------------------------------------------------------------  ----------------------------------------
  Total                                        2,655   2,618   2,637   2,685   2,650     2,590   2,759   2,671   2,495   2,625
=====================================================================================  ========================================

Petroleum Products Sales (MB/D)
Gasoline                                       1,500   1,508   1,539   1,595   1,536     1,487   1,602   1,575   1,543   1,552
Distillates                                      798     722     751     784     763       863     892     941     877     893
Aviation Fuel                                    184     200     210     203     199       205     224     215     197     210
Other                                            599     640     635     696     643       543     645     590     604     596
-------------------------------------------------------------------------------------  ----------------------------------------
  Total                                        3,081   3,070   3,135   3,278   3,141     3,098   3,363   3,321   3,221   3,251
=====================================================================================  ========================================
*    Represents 18.75 percent interest in a refinery complex at Karlsruhe,
     Germany; 16.33 percent interest in two refineries in Kralupy and Litvinov,
     Czech Republic; and 47 percent interest in a refinery at Melaka, Malaysia.



                                                     LUKOIL INVESTMENT

                                                                2004                                       2005
                                             -----------------------------------------  ----------------------------------------
                                              1st Qtr 2nd Qtr 3rd Qtr  4th Qtr     YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                             -----------------------------------------  ----------------------------------------
LUKOIL Investment
  Net Income ($ Millions)                          -       -       -       74      74       110     148     267     189     714
======================================================================================  ========================================

Upstream
Production*
Net crude oil production (MB/D)                    -       -       -      150      38       190     215     253     281     235
Net natural gas production (MMCF/D)                -       -       -       51      13        67      50      79      72      67
BOE Total (MBOE/D)                                 -       -       -      159      40       201     223     266     293     246
--------------------------------------------------------------------------------------------------------------------------------
     *    Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
  Urals crude (CIF Mediterranean)                  -       -       -    38.82   38.82     43.21   48.49   57.39   54.07   50.87
--------------------------------------------------------------------------------------  ----------------------------------------

Downstream
Refinery Throughput*
Crude Processed (MB/D)                             -       -       -       77      19        92     101     138     156     122
--------------------------------------------------------------------------------------  ----------------------------------------
     *    Represents our estimated net share of LUKOIL's crude processed.


                                                         MIDSTREAM

                                                                2004                                       2005
                                             -----------------------------------------  ----------------------------------------
                                              1st Qtr 2nd Qtr 3rd Qtr  4th Qtr     YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                             -----------------------------------------  ----------------------------------------


Midstream Net Income ($ Millions)                 55      42      38      100     235       385      68      88     147     688
======================================================================================  ========================================

U.S. Equity Affiliate ($ Millions)*               33      33      26       51     143       359      51      76     105     591
--------------------------------------------------------------------------------------  ----------------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                                   54      24      28       23      32        23      21      23      22      22
  International                                   47      33      49       49      45        53      44       5       -      25
Equity Affiliates
  United States*                                 109     112     111      113     111       110     112     171     172     142
  International                                    6       5       6        7       6         6       6       6       6       6
--------------------------------------------------------------------------------------  ----------------------------------------
Total                                            216     174     194      192     194       192     183     205     200     195
======================================================================================  ========================================
     *    Represents 30.3 percent interest in Duke Energy Field Services, LLC
          (DEFS), through June 30, 2005, and 50 percent interest beginning in
          July 2005.

Natural Gas Liquids Fractionated (MB/D)
United States*                                   158     144     145      140     147       149     131     123     127     132
International                                     63      43      62       62      58        64      55      15      10      36
--------------------------------------------------------------------------------------  ----------------------------------------
Total                                            221     187     207      202     205       213     186     138     137     168
======================================================================================  ========================================
 * Excludes DEFS.

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                                 25.68   26.42   31.03    34.40   29.38     31.95   32.49   39.60   42.70   36.68
  DEFS                                         24.81   25.61   30.27    33.69   28.60     30.61   31.33   38.31   41.84   35.52
--------------------------------------------------------------------------------------  ----------------------------------------
     *    Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.


DD&A ($ Millions)                                 13       9      11       10      43         9       8       7       8      32
--------------------------------------------------------------------------------------  ----------------------------------------


                                                      CHEMICALS

                                                                2004                                       2005
                                             -----------------------------------------  ----------------------------------------
                                              1st Qtr 2nd Qtr 3rd Qtr  4th Qtr     YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                             -----------------------------------------  ----------------------------------------
Chemicals
  Net Income (Loss) ($ Millions)                  39      46      81       83     249       133      63      13     114     323
======================================================================================  ========================================

Industry Margins (Cents/Lb)*
Ethylene industry cash margin                   9.38   10.70    8.27    12.22   10.14     18.11   12.76    8.78   21.06   15.18
HDPE industry contract sales margin             9.43    9.21    9.23    11.68    9.89     12.09   12.01    8.16   12.90   11.29
Styrene industry contract sales margin         13.06   13.33   13.73    13.40   13.38     13.91   13.63   12.44   12.31   13.07
--------------------------------------------------------------------------------------  ----------------------------------------
     *    Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin & Gertz make no guarantee or warranty and assume no liability as to their use.



                                                 EMERGING BUSINESSES

                                                                 2004                                      2005
                                              ----------------------------------------  ----------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                              ----------------------------------------  ----------------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)                  (22)    (29)    (27)    (24)   (102)       (8)     (8)      -      (5)    (21)
======================================================================================  ========================================

Detail of Net Income (Loss) ($ Millions)
Technology Solutions                               (4)     (4)     (3)     (7)    (18)       (2)     (4)     (5)     (5)    (16)
Gas-to-Liquids                                     (9)     (7)     (9)     (8)    (33)       (7)     (7)     (4)     (5)    (23)
Power                                              (4)    (16)     (8)     (3)    (31)        2       9      17      15      43
Other                                              (5)     (2)     (7)     (6)    (20)       (1)     (6)     (8)    (10)    (25)
--------------------------------------------------------------------------------------  ----------------------------------------
Total                                             (22)    (29)    (27)    (24)   (102)       (8)     (8)      -      (5)    (21)
======================================================================================  ========================================


                                                CORPORATE AND OTHER

                                                                 2004                                      2005
                                              ----------------------------------------  ----------------------------------------
                                               1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                              ----------------------------------------  ----------------------------------------
Corporate and Other
  Net Income (Loss) ($ Millions)                 (177)   (156)   (214)   (225)   (772)     (195)   (172)   (246)   (165)   (778)
======================================================================================  ========================================


Detail of Net Income (Loss) ($ Millions)
Net interest expense                             (113)   (143)   (149)   (109)   (514)     (101)    (84)   (123)   (114)   (422)
Corporate overhead                                (48)    (52)    (51)    (61)   (212)      (58)    (46)    (64)    (15)   (183)
Discontinued operations                            13      62      (5)    (48)     22       (11)      7      (4)    (15)    (23)
Merger-related costs                              (14)      -       -       -     (14)        -       -       -       -       -
Accounting change                                   -       -       -       -       -         -       -       -       -       -
Other                                             (15)    (23)     (9)     (7)    (54)      (25)    (49)    (55)    (21)   (150)
--------------------------------------------------------------------------------------  ----------------------------------------
Total                                            (177)   (156)   (214)   (225)   (772)     (195)   (172)   (246)   (165)   (778)
======================================================================================  ========================================


Before-Tax Net Interest Expense ($ Millions)
Interest expense                                 (260)   (263)   (222)   (231)   (976)     (226)   (219)   (223)   (224)   (892)
Capitalized interest                              115     104     121      90     430        88      91     102     114     395
Interest revenue                                   16      12       8      11      47        25      24      28      36     113
Receivables monetization related                   (1)     (1)      3       1       2        (1)      -       -       -      (1)
Premium on early debt retirement                    -       -     (58)      -     (58)       (9)      -     (50)    (51)   (110)
--------------------------------------------------------------------------------------  ----------------------------------------
Total                                            (130)   (148)   (148)   (129)   (555)     (123)   (104)   (143)   (125)   (495)
======================================================================================  ========================================

Debt
Total Debt ($ Millions)                        17,109  15,619  15,486  15,002  15,002    14,012  14,013  13,497  12,516  12,516
Debt-to-Capital Ratio                              32%     29%     28%     26%     26%       23%     22%     21%     19%     19%
--------------------------------------------------------------------------------------  ----------------------------------------
